Execution Version
Exhibit 10.2

ELEVENTH AMENDMENT TO CREDIT AGREEMENT
ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 20, 2020, by and among WEX INC., a Delaware corporation (the “Company”), WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED, as a Designated Borrower (as defined in the Existing Credit Agreement referred to below), WEX CARD HOLDINGS AUSTRALIA PTY LTD. (the “Specified Designated Borrower” and, together with the Company and the Designated Borrower, the “Amendment Loan Parties”), BANK OF AMERICA, N.A., as the Administrative Agent (as defined in the Existing Credit Agreement referred to below) and the Lenders (as defined in the Existing Credit Agreement referred to below) party hereto.
W I T N E S S E T H:
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Specified Designated Borrower, the Lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of July 1, 2016 (as amended as of July 3, 2017, October 30, 2017, January 17, 2018, August 24, 2018, January 18, 2019, February 27, 2019, May 17, 2019, November 19, 2019, February 10, 2020, June 26, 2020 and July 29, 2020 and as it may be further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, Section 10.01 of the Existing Credit Agreement permits the Company to amend certain provisions of the Existing Credit Agreement with the written consent of the Required Revolving Credit Lenders or the Required Financial Covenant Lenders, as applicable;
WHEREAS, the parties hereto wish to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
SECTION 2.     Amendments. Effective as of the Eleventh Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
(a)     Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order;
“Extended Minimum Availability Amount” means (a) $752,000,000 less (b) the aggregate amount of commitments of the Initial Senior Lenders (as defined in the Summit Commitment Letter) with respect to the Acquisition Term Loans (as defined in the Summit Commitment Letter) terminated or reduced prior to, but for the avoidance of doubt not on, October 27, 2020 under the terms of the Summit Commitment Letter without being funded (other than as a result of a Borrowing of Revolving Credit Loans hereunder) less (c) the aggregate principal amount in excess of $600,000,000 of debt securities issued in lieu of all or a portion of Acquisition Term Loans (as defined in the Summit Commitment Letter) for the purpose of consummating the eNett/Optal Acquisition; provided that the Extended Minimum Availability Amount shall be reduced to $0 on April 23, 2021 if not previously so reduced.

(b)     The last paragraph of Section 4.02 of the Existing Credit Agreement is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
Notwithstanding any other provision of this Section 4.02, solely in the case of a Revolving Credit Borrowing of up to the Extended Minimum Availability Amount for the purpose of consummating the eNett/Optal Acquisition on or prior to April 22, 2021, (i) the representations and warranties set forth in Section 4.02(a) shall be limited to the Specified Representations and the Acquisition Agreement Representations (each as defined in the Summit Commitment Letter), and (ii) the condition set forth in Section 4.02(b) shall be limited to no Event of Default under Sections 8.01(a) or (f).
(c)     Section 7.11(c) of the Existing Credit Agreement is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
(c) Extended Minimum Availability Amount. To the extent the closing of the eNett/Optal Acquisition occurs, fail to submit a Loan Notice pursuant to Section 2.02(a) to borrow the Extended Minimum Availability Amount under the Revolving Credit Facility, less the amount of any cash actually used by the Company, in each case for the purpose of consummating the eNett/Optal Acquisition on the closing date thereof.
(d)     Section 7.11 of the Existing Credit Agreement is hereby amended by adding the following new clause (e):
(a)     Credit Extensions. Make a Request for Credit Extension (and shall not be entitled to obtain a Credit Extension) under the Revolving Credit Facility prior to the earlier of (x) the consummation the eNett/Optal Acquisition (but, for the avoidance of doubt, not any Credit Extension for the purpose of consummating the eNett/Optal Acquisition) and (y) the termination of the Summit Commitment Letter, if after giving effect to such Credit Extension, the Revolving Credit Facility Availability, on a Pro Forma Basis, would be less than the Extended Minimum Availability Amount less the amount of unrestricted cash and Cash Equivalents denominated in Dollars or other lawful currencies (provided that such other currencies are readily convertible to, and deliverable in, Dollars and as to which a Dollar Equivalent may be readily calculated) held by the Company and its Subsidiaries (other than the Bank Regulated Subsidiaries) as of the date of such proposed Credit Extension. For the avoidance of doubt, Section 4.02(f) shall not apply in the case of any Revolving Credit Borrowing.
SECTION 3.     Conditions to Effectiveness of Amendments. The effectiveness of the amendments set forth in Section 2 is subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Eleventh Amendment Effective Date”):
(a)     (i) each of the Amendment Loan Parties shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (ii) the Lenders constituting the Required Financial Covenant Lenders and the Required Revolving Credit Lenders shall have executed and delivered a counterpart of this Amendment to the Administrative Agent, (iii) each Domestic Subsidiary Guarantor shall have executed an acknowledgement and reaffirmation in the form attached hereto and (iv) the Administrative Agent shall have executed a counterpart of this Amendment;
(b)     the representations and warranties of the Amendment Loan Parties contained in Section 4 of this Amendment shall be true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the Eleventh Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to an earlier date, it shall be true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) as of such earlier date;
(c)     immediately prior to giving effect to and immediately after giving effect to the Eleventh Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;
(d)     the Administrative Agent shall have received a certificate of the Company signed by a Responsible Officer thereof certifying that the conditions set forth in Sections 3(b) and 3(c) hereof have been satisfied; and
(e)     all expenses of the Administrative Agent required to be paid by the Company pursuant to the Existing Credit Agreement shall have been paid to the extent an invoice has been received prior to the date hereof.
SECTION 4.     Representations and Warranties. Each Amendment Loan Party hereby represents and warrants on the Eleventh Amendment Effective Date that:
(a)     the representations and warranties of the Borrowers contained in Article V of the Amended Credit Agreement and the representations and warranties of each Loan Party contained in each other Loan Document shall be true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the Eleventh Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement;
(b)     this Amendment has been duly executed and delivered by each Amendment Loan Party and this Amendment, the Amended Credit Agreement and each other Loan Document constitute legal, valid and binding obligations of such Amendment Loan Party, enforceable against such Amendment Loan Party in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(c)     the Guaranties do, and shall continue to, guarantee the Obligations (or Foreign Obligations, as applicable);
(d)     the Collateral Documents and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (or Foreign Obligations, as applicable); and
(e)     the execution, delivery and performance by each Amendment Loan Party of this Amendment and the performance by each Amendment Loan Party of the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Amendment Loan Party’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Amendment Loan Party is a party or affecting such

Amendment Loan Party or the properties of such Amendment Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Amendment Loan Party or its property is subject; or (c) violate any Law in any manner that is materially adverse to the Company and its Subsidiaries, except, in each case referred to (x) in clause (b)(i), or (y) to the extent relating to any order, injunction, writ or decree of any Governmental Authority not specifically relating to such Person or its property, in clause (b)(ii), to the extent that the same could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
SECTION 5.     Effects on Loan Documents.
(a)     On and after the Eleventh Amendment Effective Date, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement. For the avoidance of doubt, the delivery by the Company of that certain LCT Election, dated as of January 24, 2020, in connection with the eNett/Optal Acquisition remains valid and in full force and effect.
(b)     Except as specifically amended herein, all Loan Documents (including the Guaranties and all Liens granted thereunder in respect of the Obligations) shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Amendment Loan Party reaffirms its Guaranties and any prior grant and the validity of any Liens granted by it pursuant to the Collateral Documents, with all such Liens continuing to secure the applicable Obligations in full force and effect after giving effect to this Amendment.
(c)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. This Amendment and the Amended Credit Agreement shall not constitute a novation of the Existing Credit Agreement or the other Loan Documents.
(d)     The Company and the other parties hereto acknowledge and agree that, on and after the Eleventh Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.
SECTION 6.     GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7.     Miscellaneous.
(a)     This Amendment shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and permitted assigns, and upon the Administrative Agent and the Lenders and their respective successors and permitted assigns.
(b)     Each Lender party hereto agrees that its consent to this Amendment is irrevocable and to the extent any Lender party hereto assigns any of its Revolving Credit Commitments or Term A-3 Loans on or after the date hereof, such consent shall be binding on any such assignees.

(c)     To the extent permitted by applicable Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(d)     This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.
WEX INC.

By: /s/ Roberto Simon
    Name: Roberto Simon
    Title: Chief Financial Officer
DESIGNATED BORROWER:

WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED
By: /s/ Roberto Simon Rabanal
    Name: Roberto Simon Rabanal
    Title: Director
SPECIFIED DESIGNATED BORROWER:

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by

WEX CARD HOLDINGS AUSTRALIA PTY LTD
(ACN 123 181 635)

By: /s/ Roberto Simon Rabanal
    Name: Roberto Simon Rabanal
    Title: Director
By: /s/ Hilary Ann Rapkin
        Name: Hilary Ann Rapkin
        Title: Director
Each of the undersigned (i) acknowledges and agrees to the foregoing Eleventh Amendment, (ii) reaffirms any Guaranties executed by it and reaffirms that such Guaranties do, and shall continue to, guarantee the Obligations; and (iii) reaffirms any prior grant and the validity of any Liens granted by it pursuant to the Collateral Documents, with all such Liens and Guaranties continuing in full force and effect after giving effect to the Eleventh Amendment.
SUBSIDIARY GUARANTORS:
FLEETONE HOLDINGS, LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TRANSPLATINUM SERVICE, LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
FLEETONE, L.L.C.
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
WRIGHT EXPRESS HOLDINGS 2, LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Manager
WRIGHT EXPRESS HOLDINGS 3, LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Manager

ELECTRONIC FUNDS SOURCE LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
EFS PAYMENTS LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
OTR TOPCO LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
OTR HOLDINGS LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TRUCKERS B2B, LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer

[Signature Page to Eleventh Amendment to Credit Agreement (WEX)]

OTR BLOCKER LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TCH CANADA INC.
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
PO HOLDING LLC
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
DISCOVERY BENEFITS, LLC
By: PO Holding LLC, as Managing Member
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
WEX FLEET US LLC
By: WEX Inc., as Sole Member
By:    /s/ Roberto Simon
    Name:    Roberto Simon
    Title:    Chief Financial Officer

[Signature Page to Eleventh Amendment to Credit Agreement (WEX)]

WEX HEALTH, INC.
By:    /s/ Lynda Godkin
    Name:    Lynda Godkin
    Title:    Secretary
WRIGHT EXPRESS FUELING SOLUTIONS, INC.
By:    /s/ Hilary A. Rapkin
    Name:    Hilary A. Rapkin
    Title:    Secretary

WEX PAYMENTS INC.
By:    /s/ Jay Dearborn
    Name:    Jay Dearborn
    Title:    Director

[Signature Page to Eleventh Amendment to Credit Agreement (WEX)]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
/s/ Ronaldo Naval
Name: Ronaldo Naval Title: Vice President

[Signature Page to Eleventh Amendment to Credit Agreement (WEX)]

LENDER SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT.

[Signature Page to Eleventh Amendment to Credit Agreement (WEX)]